Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

EnFin Corp. (the “Company”)

RBC Capital Markets, LLC

(together, the “Specified Parties”)

Re: EnFin Residential Solar Receivables Trust 2024-1 – Data Files Procedures

We have performed the procedures described below on the specified attributes in:

(i)	an electronic data file entitled “EnFin 2024-1 Statistical Pool_updated.xlsx” provided by the Company on February 28, 2024, containing information on 5,424 residential solar loans (the “Solar Loans”) as of February 16, 2024 (the “Assets File”), which we were informed are intended to be included as collateral in the offering by EnFin Residential Solar Receivables Trust 2024-1; and,

(ii)	an electronic data file entitled “EnFin 2024-1 Statistical Pool_revised ACH column.xlsx” provided by the Company on March 19, 2024, containing the ACH status of the Solar Loans as of February 16, 2024 (the “ACH Status File,” and together with the Assets File, the “Data Files”).

The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•	The term “Cutoff Date” means February 16, 2024.

•	The term “Sources” means the following information provided by the Company for each of the Sample Loans (defined below):

–	Loan Closing Certificate

–	Loan Agreement

–	Monthly Billing Statements

–	Screenshots from the Company’s Salesforce records (the “Salesforce Screenshots”)

–	Screenshots from the Company’s third-party servicer’s system (the “Servicing System Screenshots”)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Solar Loans from the Assets File (each, a “Sample Loan). A listing of the Sample Loans is attached hereto in Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Solar Loans we were instructed to randomly select from the Assets File.

B.	For each Sample Loan, we compared or recomputed the specified attributes in the Data Files listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data Files to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute in the Assets File	Sources / Instructions

Contract ID	Loan Closing Certificate

Installation State	Loan Closing Certificate

Zip	Loan Closing Certificate

Reamortization Date	Recompute by adding 18 months to the First Due Date in the Loan Closing Certificate or Servicing System Screenshot.

System Size (kW)	Salesforce Screenshot

Dealer	Loan Closing Certificate, Salesforce Screenshot Variations due to suffixes or use of DBA Name per the Salesforce Screenshot are not considered exceptions.
Loan Term	Loan Closing Certificate

Original Loan Principal	Loan Closing Certificate

Attribute in the Assets File	Sources / Instructions

Outstanding Principal	Servicing System Screenshot

Current Interest Rate	Compare to the interest rate in the Salesforce Screenshot corresponding to the ACH status indicated in the Salesforce Screenshot or Servicing System Screenshot.

Monthly Payment

For Sample Loans with Seasoning less than 19 months, compare to the monthly payment amount in the Salesforce Screenshot or Loan Closing Certificate corresponding to the ACH status indicated in the Loan Agreement.

For Sample Loans with Seasoning greater than or equal to 19 months, compare to the monthly payment amount in the Salesforce Screenshot or Loan Closing Certificate corresponding to the ACH status indicated in the Salesforce Screenshot or Servicing System Screenshot.

First Due Date	Loan Closing Certificate, Servicing System Screenshot

Maturity Date	Loan Closing Certificate, Monthly Billing Statement

FICO	Salesforce Screenshot

Payment Amount Non-ACH After ITC	Salesforce Screenshot

Target Reamortization Date Principal Balance	Recompute as 30% of the Original Loan Principal in the Loan Closing Certificate.

Days Past Due	Compare to the Servicing System Screenshot or recompute as the number of days between the “Next Due Date” in the Servicing System Screenshot and the Cutoff Date.

Loan Term Remaining

Payment Remaining in Servicing System Screenshot

Consider the information to be in agreement if the Loan Term Remaining in the Assets File is greater than the Payment Remaining in the Servicing System Screenshot by the same number of payments after the Cutoff Date appearing in Servicing System Screenshot.

Seasoning	Recompute as the difference between the Loan Term in the Loan Closing Certificate and Loan Term Remaining.

Origination Date	Compare to the later of the borrower’s signature date and co-borrower’s signature date in the Loan Agreement or the contract signed date in the Salesforce Screenshot.

Attribute in the ACH Status File	Sources / Instructions

ACH Enabled

Salesforce Screenshot, Servicing System Screenshot

Consider ACH Enabled to be “Enabled” if the Servicing System Screenshot indicates an “Active” Recurring Payment Schedule, a “Pending” Origination Recurring Payment Setup, or an ACH Rate Discount with a start date before the Cutoff Date.

Consider ACH Enabled to be “Disabled” if the Servicing System Screenshot does not indicate a Recurring Payment Schedule or indicates an “Active” Recurring Payment Schedule with the start date after the Cutoff Date.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Solar Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Solar Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Solar Loans being securitized, (iii) the compliance of the originator of the Solar Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Solar Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
March 25, 2024

Exhibit A

The Sample Loans

Sample Loan #	Contract ID	Sample Loan #	Contract ID	Sample Loan #	Contract ID
1	CTR-23013636	51	CTR-230826390	101	CTR-231056192
2	CTR-23023757	52	CTR-230826958	102	CTR-231057750
3	CTR-23023764	53	CTR-230827719	103	CTR-231058704
4	CTR-23034282	54	CTR-230828039	104	CTR-231059804
5	CTR-23034542	55	CTR-230829124	105	CTR-231059811
6	CTR-23034785	56	CTR-230829280	106	CTR-231060901
7	CTR-23035190	57	CTR-230830733	107	CTR-231061512
8	CTR-23035291	58	CTR-230830751	108	CTR-231061756
9	CTR-23045913	59	CTR-230932918	109	CTR-231063673
10	CTR-23046374	60	CTR-230933023	110	CTR-231064097
11	CTR-23058025	61	CTR-230933056	111	CTR-231164449
12	CTR-23058501	62	CTR-230933128	112	CTR-231164858
13	CTR-23058874	63	CTR-230934336	113	CTR-231165355
14	CTR-23059066	64	CTR-230934399	114	CTR-231166720
15	CTR-23059637	65	CTR-230934583	115	CTR-231167582
16	CTR-23059706	66	CTR-230935010	116	CTR-231167870
17	CTR-230610674	67	CTR-230935100	117	CTR-231168810
18	CTR-230610986	68	CTR-230935299	118	CTR-231169450
19	CTR-230612489	69	CTR-230935894	119	CTR-231169714
20	CTR-230612774	70	CTR-230936077	120	CTR-231170838
21	CTR-230613785	71	CTR-230936216	121	CTR-231172944
22	CTR-230613806	72	CTR-230936228	122	CTR-231173878
23	CTR-230714381	73	CTR-230936355	123	CTR-231178131
24	CTR-230715902	74	CTR-230936694	124	CTR-231279005
25	CTR-230716014	75	CTR-230937450	125	CTR-230720279
26	CTR-230716998	76	CTR-230940289	126	CTR-230937178
27	CTR-230717234	77	CTR-230941567	127	CTR-231047744
28	CTR-230717941	78	CTR-230941652	128	CTR-231052139
29	CTR-230718290	79	CTR-230941709	129	CTR-231055674
30	CTR-230718373	80	CTR-230941770	130	CTR-231167565
31	CTR-230718377	81	CTR-230942024	131	CTR-231168758
32	CTR-230718805	82	CTR-230942065	132	CTR-231170217
33	CTR-230718852	83	CTR-230943998	133	CTR-231171650
34	CTR-230719197	84	CTR-230944460	134	CTR-231174785
35	CTR-230719325	85	CTR-230945041	135	CTR-231175154
36	CTR-230719792	86	CTR-230945294	136	CTR-231176715
37	CTR-230719844	87	CTR-230945795	137	CTR-231278877
38	CTR-230720195	88	CTR-231046673	138	CTR-231280444
39	CTR-230820907	89	CTR-231047130	139	CTR-231284443
40	CTR-230821140	90	CTR-231048055	140	CTR-231289446
41	CTR-230821527	91	CTR-231048855	141	CTR-240199371
42	CTR-230821759	92	CTR-231050641	142	CTR-2401100153
43	CTR-230822861	93	CTR-231050965	143	CTR-230714901
44	CTR-230823432	94	CTR-231051916	144	CTR-231061341
45	CTR-230824366	95	CTR-231052009	145	CTR-231061780
46	CTR-230824611	96	CTR-231052621	146	CTR-231169165
47	CTR-230825080	97	CTR-231053670	147	CTR-231170159
48	CTR-230825418	98	CTR-231053947	148	CTR-231171118
49	CTR-230825624	99	CTR-231054414	149	CTR-231288923
50	CTR-230825928	100	CTR-231055017	150	CTR-230831250

A-1